Exhibit 99.1

Fox Factory Holding Corp. Announces the Retirement of Larry L. Enterline as Executive Chair and the Appointment of Dudley Mendenhall to Independent Chair of the Board

BRASELTON, Georgia, Feb. 25, 2021 -- Fox Factory Holding Corp. (NASDAQ: FOXF) (“FOX” or the “Company”) today announced that Larry L. Enterline will retire from the role of Executive Chair of the Board of Directors (the “Board”) of the Company on April 2, 2021, after being a part of the FOX family for nearly a decade. The Board appointed Dudley Mendenhall, who currently serves as the Lead Independent Director and Chair of the Audit Committee, to succeed Mr. Enterline as the Chair of the Board, effective April 2, 2021. Mr. Mendenhall previously served as Chairman of the Board from July 2017 to June 2019. The Board appointed Jean Hlay, who currently serves as a member of both the Audit Committee and Compensation Committee, to succeed Mr. Mendenhall as Chair of the Audit Committee, effective April 2, 2021.

Mr. Enterline served as the Executive Chair of the Board since June 2019, before which he served as the Chief Executive Officer of FOX for eight years. Under Mr. Enterline’s leadership from 2011 through 2018, the Company achieved outstanding performance with a proven track record of generating strong operational and financial results. He successfully led the organization as FOX expanded its global presence in performance-defining offerings across diverse end markets, growing both organically and through strategic acquisitions. Mr. Enterline also guided FOX through the transition from a private to a publicly traded company in 2013. Under his management, the annual revenue grew from $272.7 million in 2013 to $619.2 million in 2018, generating a total shareholder return of over 400%.

“It has been a privilege to be a part of the FOX family for almost a decade, first as the CEO and then as the Executive Chair of the Board. I consider myself very fortunate to have worked with the most dedicated and talented employees and management team in the industry,” commented Mr. Enterline. “Mike has been instrumental in helping FOX take the necessary actions to succeed in the changing competitive landscape and enter the next phase of growth while remaining committed to preserving the power of the FOX brand.”

Mike Dennison, FOX’s Chief Executive Officer, commented “This year marks my second year as the CEO at FOX and, without a doubt, it wouldn’t have been the same without Larry’s mentorship. I am privileged that Larry and the Board have laid a strong foundation for our future success, which we will continue to build upon, as we look to surpass $1 billion in revenue for the first time. On behalf of the Board of Directors and everyone at FOX, we want to thank Larry for all of his contributions over the years,”

Mike added, “Dudley has been a part of the FOX Board in various capacities since June 2013, and Jean has been a part of the FOX Board in various capacities since February 2019. They both understand the vision of FOX and through their financial, operational, and strategic acumen, have been actively contributing to our success. We are very excited for this next phase of FOX’s growth and together we will continue to execute our shared strategic vision.”

About Fox Factory Holding Corp. (NASDAQ: FOXF)

Fox Factory Holding Corp. designs and manufactures performance-defining ride dynamics products primarily for bicycles, on-road and off-road vehicles and trucks, side-by-side vehicles, all-terrain vehicles, snowmobiles, specialty vehicles and applications, motorcycles, and commercial trucks. The Company is a direct supplier to leading powered vehicle OEMs. Additionally, the Company supplies top bicycle OEMs and their contract manufacturers, and provides aftermarket products to retailers and distributors.

FOX is a registered trademark of Fox Factory, Inc. NASDAQ Global Select Market is a registered trademark of The NASDAQ OMX Group, Inc. All rights reserved.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or other similar terms or expressions and such forward-looking statements include, but are not limited to, statements about the impact of the global outbreak of COVID-19 on the Company’s business and operations; the Company’s continued growing demand for its products; the Company’s execution on its strategy to improve operating efficiencies; the Company’s optimism about its operating results and future growth prospects; the Company’s expected future sales and future non-GAAP adjusted earnings per diluted share; and any other statements in this press release that are not of a historical nature. Many important factors may cause the Company’s actual results, events or circumstances to differ materially from those discussed in any such forward-looking statements, including but not limited to: the Company’s ability to complete any acquisition and/or incorporate any acquired assets into its business; the Company’s ability to improve operating and supply chain efficiencies; the Company’s ability to enforce its intellectual property rights; the Company’s future financial performance, including its sales, cost of sales, gross profit or gross margin, operating expenses, ability to generate positive cash flow and ability to maintain profitability; the Company’s ability to adapt its business model to mitigate the impact of certain changes in tax laws including those enacted in the U.S. in December 2017; changes in the relative proportion of profit earned in the numerous jurisdictions in which the Company does business and in tax legislation, case law and other authoritative guidance in those jurisdictions; factors which impact the calculation of the weighted average number of diluted shares of common stock outstanding, including the market price of the Company’s common stock, grants of equity-based awards and the vesting schedules of equity-based awards; the Company’s ability to develop new and innovative products in its current end-markets and to leverage its technologies and brand to expand into new categories and end-markets; the Company’s ability to increase its aftermarket penetration; the Company’s exposure to exchange rate fluctuations; the loss of key customers; strategic transformation costs; the outcome of pending litigation; the possibility that the Company may not be able to accelerate its international growth; the Company’s ability to maintain its premium brand image and high-performance products; the Company’s ability to maintain relationships with the professional athletes and race teams that it sponsors; the possibility that the Company may not be able to selectively add additional dealers and distributors in certain geographic markets; the overall growth of the markets in which the Company competes; the Company’s expectations regarding consumer preferences and its ability to respond to changes in consumer preferences; changes in demand for high-end suspension and ride dynamics products; the Company’s loss of key personnel, management and skilled engineers; the Company’s ability to successfully identify, evaluate and manage potential acquisitions and to benefit from such acquisitions; product recalls and product liability claims; future economic or market conditions; and the other risks and uncertainties described in “Risk Factors” contained in its Annual Report on Form 10-K or Quarterly Reports on Form 10-Q or otherwise described in the Company’s other filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Fox Factory Holding Corp.
Vivek Bhakuni
Director of Investor Relations and Business Development
706-471-5241
vbhakuni@ridefox.com